UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2018
______________________
ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
______________________

Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into Material Definitive Agreements.

On May 7, 2018, Encore Capital Group, Inc. (“Encore”) entered into (i) a Securities Purchase Agreement (the “JCF SPA”) with JCF III Europe Holdings LP, JCF III Europe S.à r.l. (JCF III Europe Holdings LP and JCF III Europe S.à r.l. collectively referred to as “JCF Sellers”), Janus Holdings Luxembourg S.à r.l. (“JHL”), and the other parties named therein, pursuant to which Encore will indirectly acquire from the JCF Sellers all of the equity interests owned by the JCF Sellers in JHL and Cabot (as defined below), resulting in JHL becoming a wholly owned subsidiary of Encore, and (ii) a Securities Purchase Agreement (the “Management SPA” and, together with the JCF SPA, the “Purchase Agreements”) with certain management shareholders of Cabot Holdings S.à r.l. Luxembourg (“Cabot,” and such holders, together with all other management holders that will sign a joinder to the Management SPA, the “Management Sellers”), pursuant to which Encore will indirectly acquire from the Management Sellers all of the equity interests in Cabot owned by the Management Sellers, resulting in Cabot becoming a wholly owned subsidiary of Encore.
The aggregate purchase price for the acquisition of the outstanding equity interests in JHL and Cabot not already owned by Encore is comprised of £175.5 million and up to 4,999,947 shares of Encore’s common stock, par value $0.01 per share. The cash consideration portion of the purchase price is subject to adjustment in accordance with the terms of the applicable Purchase Agreement and the number of shares of Encore’s common stock may be reduced as a result of management holders owning 2,000 or less C Shares of Cabot electing to receive cash consideration only.
The closing of the transactions is expected to occur in the second or third quarter of 2018. The closing of the JCF SPA is subject to regulatory approvals and other customary closing conditions, and the closing of the Management SPA is subject to the closing of the JCF SPA and other customary closing conditions. Encore and the other parties to the respective Purchase Agreements made customary representations, warranties and covenants in the respective Purchase Agreements.

Item 2.02.    Results of Operations and Financial Condition.

On May 8, 2018, Encore issued a press release announcing its financial results for the quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01.    Other Events.

On May 8, 2018, Encore issued a press release announcing the execution of the Purchase Agreements. The press release is attached hereto as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements
The statements in this Current Report on Form 8-K and the exhibits filed herewith that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These

statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” Encore claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of Encore and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by Encore with the Securities and Exchange Commission, including the most recent reports on Forms 10-K and 10-Q, each as it may be amended from time to time. Encore disclaims any intent or obligation to update these forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Purchase Agreement, dated May 7, 2018, by and among Encore Capital Group, Inc., JCF III Europe Holdings LP, JCF III Europe S.à r.l., Janus Holdings Luxembourg S.à r.l and the other parties named therein

10.2
Purchase Agreement, dated May 7, 2018, by and among Encore Capital Group, Inc., Janus Holdings Luxembourg S.à r.l, certain management shareholders of Cabot Holdings S.à r.l. Luxembourg and the other parties named therein

99.1	Press release dated May 8, 2018 announcing Q1 financial results
99.2	Press release dated May 8, 2018 announcing the execution of the Purchase Agreements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 8, 2018	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Purchase Agreement, dated May 7, 2018, by and among Encore Capital Group, Inc., JCF III Europe Holdings LP, JCF III Europe S.à r.l., Janus Holdings Luxembourg S.à r.l and the other parties named therein

10.2
Purchase Agreement, dated May 7, 2018, by and among Encore Capital Group, Inc., Janus Holdings Luxembourg S.à r.l, certain management shareholders of Cabot Holdings S.à r.l. Luxembourg and the other parties named therein

99.1	Press release dated May 8, 2018 announcing Q1 financial results
99.2	Press release dated May 8, 2018 announcing the execution of the Purchase Agreements